The Torray Fund
Schedule of Investments
May 31, 2025 (Unaudited)

COMMON STOCKS - 93.3%	Shares	Value
Consumer Discretionary - 7.4%
Home Depot, Inc.	40,650	$14,970,989
Lennar Corp. - Class B	95,840	9,708,592
		24,679,581

Energy - 12.0%
Chevron Corp.	69,985	9,566,949
EOG Resources, Inc.	111,935	12,152,783
Phillips 66	161,250	18,298,650
		40,018,382

Financials - 30.3%(a)
American Express Co.	55,285	16,256,554
Berkshire Hathaway, Inc. - Class B (b)	38,475	19,389,861
Blackstone, Inc.	100,750	13,980,070
CNA Financial Corp.	273,900	13,122,549
JPMorgan Chase & Co.	58,430	15,425,520
Marsh & McLennan Cos., Inc.	68,815	16,079,313
W R Berkley Corp.	87,810	6,558,529
		100,812,396

Health Care - 18.6%
AbbVie, Inc.	69,640	12,960,700
Amgen, Inc.	51,840	14,939,251
Pfizer, Inc.	501,300	11,775,537
Royalty Pharma PLC - Class A	397,290	13,062,895
UnitedHealth Group Inc.	30,450	9,193,160
		61,931,543

Industrials - 8.2%
Eaton Corp. PLC	40,635	13,011,327
General Dynamics Corp.	51,255	14,274,005
		27,285,332

Information Technology - 13.6%
Applied Materials, Inc.	50,515	7,918,226
Broadcom, Inc.	74,380	18,005,167
Texas Instruments, Inc.	104,500	19,107,825
		45,031,218

Real Estate - 3.2%
Prologis, Inc.	96,600	10,490,760
TOTAL COMMON STOCKS (Cost $203,929,598)		310,249,212

CONVERTIBLE PREFERRED STOCKS - 3.2%	Shares	Value
Information Technology - 3.2%
Hewlett Packard Enterprise Co., 7.63%, 09/01/2027 (b)	204,000	10,512,120
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $10,040,254)		10,512,120

PREFERRED STOCKS - 1.3%	Shares	Value
Financials - 1.3%
SLM Corp., Series B, 6.26% (3 mo. Term SOFR + 1.96%), Perpetual (b)	53,515	4,214,307
TOTAL PREFERRED STOCKS (Cost $4,027,314)		4,214,307

SHORT-TERM INVESTMENTS - 2.0%		Value
Money Market Funds - 2.0%	Shares
Fidelity Government Portfolio - Class Institutional, 4.18% (c)	6,565,584	6,565,584
TOTAL SHORT-TERM INVESTMENTS (Cost $6,565,584)		6,565,584

TOTAL INVESTMENTS - 99.8% (Cost $224,562,750)		331,541,223
Other Assets in Excess of Liabilities - 0.2%		784,183
TOTAL NET ASSETS - 100.0%		$332,325,406
two		–%
Percentages are stated as a percent of net assets.		–%

The Global Industry Classification Standard ("GICS®") was developed by and/or is the exclusive property of MSCI, Inc. ("MSCI") and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.

More narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting purposes.

PLC - Public Limited Company
SOFR - Secured Overnight Financing Rate

(a)
To the extent that the Fund invests more heavily in a particular industry or sector of the economy, its performance will be especially sensitive to developments that significantly affect those industries or sectors.

(b)	Non-income producing security.
(c)	The rate shown represents the 7-day annualized effective yield as of May 31, 2025.

Summary of Fair Value Disclosure as of May 31, 2025 (Unaudited)

The Torray Fund (the "Fund") has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of May 31, 2025:

	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	310,249,212	–	–	310,249,212
Convertible Preferred Stocks	10,512,120	–	–	10,512,120
Preferred Stocks	4,214,307	–	–	4,214,307
Money Market Funds	6,565,584	–	–	6,565,584
Total Investments	331,541,223	–	–	331,541,223

Refer to the Schedule of Investments for further disaggregation of investment categories.